SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 19, 2006

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

        001-13577                            59-3074176
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(Commission File Number)          (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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         (Address of Principal Executive Offices)                    (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events
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         On June 20, 2006, Premiere Global Services, Inc. (the "Company")
announced that its board of directors had approved a new stock repurchase program authorizing the repurchase of up to 7.0 million shares of the Company's $0.01 par value common stock (the "Common Stock"). The Company had reached its prior authorized limit of 5.4 million shares from its prior stock repurchase program approved by its board in May 2000, as amended and increased in January 2003. The repurchases will be made in the open market at prevailing market prices or in privately negotiated transactions in accordance with all applicable securities laws and regulations. Such repurchases may occur from time to time and may be discontinued at any time. There are approximately $70.8 million shares of the Company's Common Stock currently outstanding. A copy of the press release announcing the stock repurchase program is furnished herewith as Exhibit 99.1.

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Item 9.01.        Financial Statements and Exhibits
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      (d) Exhibits

Exhibit No.                       Description
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  99.1      Press Release of Premiere Global Services, Inc. dated June 20, 2006.






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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIERE GLOBAL SERVICES, INC.


Date:  June 19, 2006                By:  /s/ L. Scott Askins
                                         ---------------------------------------
                                         L. Scott Askins
                                         Senior Vice President - Legal, General
                                         Counsel and Secretary

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



                                  EXHIBIT INDEX

Exhibit No.                       Description
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  99.1      Press Release of Premiere Global Services, Inc. dated June 20, 2006.






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